February 23, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT
    ML of New York Prime Plan I-IV, Directed - Registration No. 33-38097 ML of New York Prime Plan V - Registration No. 33-37944
    ML of New York Prime Plan VI - Registration No. 33-37947
    ML of New York Prime Plan 7 - Registration No. 33-37948
    ML of New York Prime Plan Investor - Registration No. 33-37945
    ML of New York Directed Life 2 - Registration No. 33-37946

Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT FILINGS:

BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091 BlackRock Bond Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091 BlackRock Global Allocation Portfolio, SEC File No.: 811-03091 BlackRock High Income Portfolio, SEC File No.: 811-03091 BlackRock Government Income Portfolio, SEC File No.: 811-05742 BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091 BlackRock Money Market Portfolio, SEC File No.: 811-05742

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290 BlackRock Money Market V.I. Fund, SEC File No.: 811-03290 BlackRock Fundamental Growth V.I. Fund, SEC File No.: 811-03290 BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290 BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290 BlackRock Government Income V.I. Fund, SEC File No.: 811-03290 BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290 BlackRock International Value V.I. Fund, SEC File No.: 811-03290 BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290 BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290 BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. International Growth Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
Growth and Income Portfolio, SEC File No.: 811-05398
Large Cap Growth Portfolio, SEC File No.: 811-05398

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio, SEC File No.: 811-09293

MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Series, SEC File No.: 811-08326

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio, SEC File No.: 811-08399

SELIGMAN PORTFOLIOS, INC.
Seligman Smaller-Cap Value Portfolio, SEC File No.: 811-05221

VAN KAMPEN LIFE INVESTMENT TRUST
Emerging Growth Portfolio, SEC File No.: 811-04424

MLIG VARIABLE INSURANCE TRUST
Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
-------------------------------------

                      ML Life Insurance Company of New York
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                     Home Office: 222 Broadway, New York, NY